Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed consolidated financial statements and explanatory notes show the impact on the historical financial positions and results of operations of Simmons First National Corporation (“Simmons”), Southwest Bancorp, Inc. (“OKSB”) and First Texas BHC, Inc. (“First Texas”) and have been prepared to illustrate the effects of the OKSB merger and First Texas merger under the acquisition method of accounting with Simmons treated as the acquirer. The following unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting, giving effect to our completed acquisitions of Hardeman County Investment Company, Inc. (“HCIC”), which closed on May 15, 2017, and OKSB and First Texas, which both closed on October 19, 2017. The unaudited pro forma combined condensed consolidated balance sheets combine the historical financial information of Simmons and HCIC, OKSB and First Texas as of September 30, 2017, and assume that the acquisitions were completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the six-month period ended September 30, 2017 and the 12-month period ended December 31, 2016 give effect to the acquisitions as if the transactions had been completed on January 1, 2016.

The unaudited pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The unaudited pro forma combined condensed consolidated financial statements also do not consider any potential impacts of current market conditions on revenues, expense efficiencies, asset dispositions and share repurchases, among other factors.

 Unaudited Pro Forma Combined Condensed

 Consolidated Balance Sheets

 As of September 30, 2017

		Acquisitions
(in thousands)	Simmons Historical	OKSB Historical	First Texas Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined

ASSETS
Cash and non-interest bearing balances due from banks	108,675	$33,464	$25,897	$-		$168,036
Interest bearing balances due from banks	322,295	53,994	102,390	(169,415	)(1),(2),(10)	309,264
Cash and cash equivalents	430,970	87,458	128,287	(169,415)		477,300
Federal funds sold	1,320	-	-	-		1,320
Interest bearing balances due from banks - time	4,059	-	-	-		4,059
Investment securities - held-to-maturity	406,033	10,351	-	-		416,384
Investment securities - available-for-sale	1,317,420	369,484	62,021	-		1,748,925
Total investments	1,723,453	379,835	62,021	-		2,165,309
Mortgage loans held for sale	12,614	5,657	3,345	-		21,616
Assets held in trading accounts	49	-	-	-		49
Other assets held for sale	182,378	-	-	-		182,378
Loans:
Legacy loans	5,211,312	-	-	-		5,211,312
Allowance for loan losses	(42,717)	(26,943)	(20,824)	47,767	(3)	(42,717)
Loans acquired, net of discount and allowance	1,092,039	2,024,892	2,261,907	(80,905	)(4)	5,297,933
Net loans	6,260,634	1,997,949	2,241,083	(33,138)		10,466,528
Premises and equipment	224,376	21,335	24,862	15,581	(5)	286,154
Foreclosed assets	31,477	6,283	-	(1,126	)(6)	36,634
Interest receivable	30,749	7,072	6,143	-		43,964
Bank owned life insurance	148,984	28,661	7,181	-		184,826
Goodwill	375,731	13,545	37,227	399,210	(7)	825,713
Other intangible assets	55,501	5,749	326	47,519	(8)	109,095
Other assets	53,075	66,039	28,934	(1,963	)(2),(9)	146,085
Total assets	$9,535,370	$2,619,583	$2,539,409	$256,668		$14,951,030

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,669,860	$569,147	$488,710	$-		$2,727,717
Interest bearing transaction accounts and savings deposits	4,344,779	857,828	1,030,484	-		6,233,091
Time deposits	1,310,951	620,533	353,995	(2,496	)(10)	2,282,983
Total deposits	7,325,590	2,047,508	1,873,189	(2,496)		11,243,791

Federal funds purchased and securities sold under agreements to repurchase	121,687	10,448	50,000	-		182,135
Other borrowings	522,541	203,000	329,950	15,005	(11)	1,070,496
Subordinated debentures	67,418	45,000	30,229	-		142,647
Other liabilities held for sale	176,964	-	-	-		176,964
Accrued interest and other liabilities	63,971	13,916	8,818	6,828	(12)	93,533
Total liabilities	8,278,171	2,319,872	2,292,186	19,337		12,909,566

Stockholders' equity:						-
Common stock	322	21,260	7,885	(29,007	)(1),(13)	460
Surplus	763,443	124,126	172,388	487,613	(1),(13)	1,547,570
Undivided profits	504,085	196,929	69,245	(266,174	)(13)	504,085
Accumulated other comprehensive income (loss)	(10,651)	(427)	(370)	797	(13)	(10,651)
Treasury Stock	-	(42,177)	(1,925)	44,102	(13)	-
Total stockholders' equity	1,257,199	299,711	247,223	237,331		2,041,464
Total liabilities and stockholders' equity	$9,535,370	$2,619,583	$2,539,409	$256,668		$14,951,030

 Unaudited Pro Forma Combined Condensed

 Consolidated Statements of Income

 For the Nine Months Ended September 30, 2017

		Acquisitions
(in thousands, except per share data)	Simmons Historical	OKSB Historical	First Texas Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined

INTEREST INCOME
Loans	$219,734	$66,569	$73,387	$6,805	(14)	$366,495
Federal funds sold	17	-	-	-		17
Investment securities	28,659	5,382	794	-		34,835
Mortgage loans held for sale	430	-	-	-		430
Interest bearing balances due from banks	969	290	527	(817	)(15)	969
Other interest-earning assets	-	1,088	383	-		1,471
TOTAL INTEREST INCOME	249,809	73,329	75,091	5,988		404,217
INTEREST EXPENSE
Deposits	15,050	6,425	10,130	393	(16)	31,998
Federal funds purchased and securities sold under agreements to repurchase	250	6	1,580	-		1,836
Other borrowings	4,628	1,781	2,027	-		8,436
Subordinated debentures	1,870	1,856	1,005	-		4,731
TOTAL INTEREST EXPENSE	21,798	10,068	14,742	393		47,001
NET INTEREST INCOME	228,011	63,261	60,349	5,595		357,216
Provision for loan losses	16,792	5,885	3,817	-		26,494
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	211,219	57,376	56,532	5,595		330,722
NON-INTEREST INCOME
Trust income	12,550	-	3,779	-		16,329
Service charges on deposit accounts	25,492	5,609	1,310	-		32,411
Other service charges and fees (includes insurance income)	7,145	644	213	-		8,002
Mortgage and SBA lending income	9,603	1,926	1,955	-		13,484
Investment banking income	2,007	-	-	-		2,007
Debit and credit card fees	25,457	1,323	735	-		27,515
Bank owned life insurance income	2,402	843	210	-		3,455
Gain (loss) on sale of securities	2,302	769	-	-		3,071
Other income	15,178	2,803	2,137	-		20,118
TOTAL NON-INTEREST INCOME	102,136	13,917	10,339	-		126,392
NON-INTEREST EXPENSE
Salaries and employee benefits	105,026	29,205	27,420	-		161,651
Occupancy expense, net	14,459	4,280	2,990	-		21,729
Furniture and equipment expense	13,833	4,140	1,458	-		19,431
Other real estate and foreclosure expense	2,177	160	10	-		2,347
Deposit insurance	2,480	586	976	-		4,042
Merger related costs	7,879	-	-	-		7,879
Other operating expenses	58,035	7,455	8,796	3,238	(17)	77,524
TOTAL NON-INTEREST EXPENSE	203,889	45,826	41,650	3,238		294,603
NET INCOME BEFORE INCOME TAXES	109,466	25,467	25,221	2,356		162,510
Provision for income taxes	35,429	8,907	8,975	924	(18)	54,235
NET INCOME	74,037	16,560	16,246	1,432		108,275
Preferred stock dividends	-	-	-	-		-
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$74,037	$16,560	$16,246	$1,432		$108,275
BASIC EARNINGS PER SHARE	$2.33	$0.89	$2.06			$2.38
DILUTED EARNINGS PER SHARE	$2.31	$0.89	$1.90			$2.37
Average common shares outstanding	31,797			13,750	(19)	45,547
Average diluted shares outstanding	32,007			13,750	(19)	45,757

 Unaudited Pro Forma Combined Condensed

 Consolidated Statements of Income

 For the Year Ended December 31, 2016

		Acquisition
(in thousands, except per share data)	Simmons Historical	HCIC Historical	HCIC Pro Forma Acquisition Adjustments		Pro Forma Simmons and Hardeman Combined

INTEREST INCOME
Loans	$265,652	$13,475	$1,357	(a)	$280,484
Federal funds sold	57	36	-		93
Investment securities	33,479	3,349	-		36,828
Mortgage loans held for sale	1,102	7	-		1,109
Interest bearing balances due from banks	699	-	-		699
Other interest-earning assets	16	-	-		16
TOTAL INTEREST INCOME	301,005	16,867	1,357		319,229
INTEREST EXPENSE
Deposits	15,217	1,321	-		16,538
Federal funds purchased and securities sold under agreements to repurchase	273	113	-		386
Other borrowings	4,148	24	-		4,172
Subordinated debentures	2,161	145	-		2,306
TOTAL INTEREST EXPENSE	21,799	1,603	-		23,402
NET INTEREST INCOME	279,206	15,264	1,357		295,827
Provision for loan losses	20,065	120	-		20,185
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	259,141	15,144	1,357		275,642
NON-INTEREST INCOME
Trust income	15,442	-	-		15,442
Service charges on deposit accounts	32,414	3,470	-		35,884
Other service charges and fees (includes insurance income)	6,913	3,491	-		10,404
Mortgage and SBA lending income	22,442	338	-		22,780
Investment banking income	3,471	-	-		3,471
Debit and credit card fees	30,740	10	-		30,750
Bank owned life insurance income	3,324	234	-		3,558
Gain (loss) on sale of securities	5,848	70	-		5,918
Other income	18,788	41	-		18,829
TOTAL NON-INTEREST INCOME	139,382	7,654	-		147,036
NON-INTEREST EXPENSE
Salaries and employee benefits	133,457	9,741	-		143,198
Occupancy expense, net	18,667	2,057	-		20,724
Furniture and equipment expense	16,683	-	-		16,683
Other real estate and foreclosure expense	4,461	205	-		4,666
Deposit insurance	3,469	170	-		3,639
Merger related costs	4,835	-	-		4,835
Other operating expenses	73,513	3,990	523	(b)	78,026
TOTAL NON-INTEREST EXPENSE	255,085	16,163	523		271,771
NET INCOME BEFORE INCOME TAXES	143,438	6,635	834		150,907
Provision for income taxes	46,624	405	327	(c)	47,356
NET INCOME	96,814	6,230	507		103,551
Preferred stock dividends	24	-	-		24
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$96,790	$6,230	$507		$103,527
BASIC EARNINGS PER SHARE	$3.16	$38.22			$3.29
DILUTED EARNINGS PER SHARE	$3.13	$38.22			$3.26
Average common shares outstanding	30,646		800	(d)	31,446
Average diluted shares outstanding	30,964		800	(d)	31,764

 Unaudited Pro Forma Combined Condensed

 Consolidated Statements of Income

 For the Year Ended December 31, 2016

		Acquisitions
(in thousands, except per share data)	Pro Forma Simmons and HCIC Combined	OKSB Historical	First Texas Historical	Pro Forma Acquisition Adjustments		Pro Forma Combined

INTEREST INCOME
Loans	$280,484	$81,527	$77,971	$17,106	(14)	$457,088
Federal funds sold	93	-	-	-		93
Investment securities	36,828	7,407	1,134	-		45,369
Mortgage loans held for sale	1,109	-	-	-		1,109
Interest bearing balances due from banks	699	-	251	(251	)(15)	699
Other interest-earning assets	16	206	398	-		620
TOTAL INTEREST INCOME	319,229	89,140	79,754	16,855		504,978
INTEREST EXPENSE
Deposits	16,538	5,968	7,472	1,800	(16)	31,778
Federal funds purchased and securities
sold under agreements to repurchase	386	-	2,118	-		2,504
Other borrowings	4,172	1,379	921	-		6,472
Subordinated debentures	2,306	2,350	1,340	-		5,996
TOTAL INTEREST EXPENSE	23,402	9,697	11,851	1,800		46,750
NET INTEREST INCOME	295,827	79,443	67,903	15,055		458,228
Provision for loan losses	20,185	4,769	2,109	-		27,063
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	275,642	74,674	65,794	15,055		431,165
NON-INTEREST INCOME
Trust income	15,442	-	4,925	-		20,367
Service charges on deposit accounts	35,884	7,638	1,688	-		45,210
Other service charges and fees (includes insurance income)	10,404	1,014	232	-		11,650
Mortgage and SBA lending income	22,780	2,672	2,970	-		28,422
Investment banking income	3,471	-	261	-		3,732
Debit and credit card fees	30,750	1,906	938	-		33,594
Bank owned life insurance income	3,558	899	85	-		4,542
Gain (loss) on sale of securities	5,918	294	-	-		6,212
Other income	18,829	1,662	2,627	-		23,118
TOTAL NON-INTEREST INCOME	147,036	16,085	13,726	-		176,847
NON-INTEREST EXPENSE
Salaries and employee benefits	143,198	37,724	33,536	-		214,458
Occupancy expense, net	20,724	6,417	3,828	-		30,969
Furniture and equipment expense	16,683	4,642	2,045	-		23,370
Other real estate and foreclosure expense	4,666	(222)	117	-		4,561
Deposit insurance	3,639	1,376	832	-		5,847
Merger related costs	4,835	-	-	-		4,835
Other operating expenses	78,026	13,309	10,493	4,318	(17)	106,146
TOTAL NON-INTEREST EXPENSE	271,771	63,246	50,851	4,318		390,186
NET INCOME BEFORE INCOME TAXES	150,907	27,513	28,669	10,737		217,826
Provision for income taxes	47,356	9,809	10,050	4,212	(18)	71,427
NET INCOME	103,551	17,704	18,619	6,525		146,399
Preferred stock dividends	24	-	22	-		46
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$103,527	$17,704	$18,597	$6,525		$146,353
BASIC EARNINGS PER SHARE	$3.29	$0.93	$2.40			$3.24
DILUTED EARNINGS PER SHARE	$3.26	$0.92	$2.18			$3.22
Average common shares outstanding	31,446			13,750	(19)	45,196
Average diluted shares outstanding	31,764			13,750	(19)	45,514

Notes to Pro Forma Combined Condensed Consolidated Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma combined condensed consolidated financial statements and explanatory notes show the impact on the historical financial condition and results of operations of Simmons First National Corporation (“Simmons”) resulting from its acquisitions of Southwest Bancorp, Inc. (“OKSB”) and First Texas BHC, Inc. (“First Texas”) under the acquisition method of accounting. Under the acquisition method of accounting, the assets and liabilities of OKSB and First Texas are recorded by Simmons at their respective fair values as of the date the transaction is completed. The unaudited pro forma combined condensed consolidated balance sheets combine the historical financial information of Simmons, OKSB and First Texas as of September 30, 2017, and assume that the OKSB and First Texas acquisitions were completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the nine-month period ended September 30, 2017, and for the year ended December 31, 2016, give effect to Simmons’ acquisitions of Hardeman County Investment Company, Inc. (“HCIC”), OKSB and First Texas as if the three transactions had been completed on January 1, 2016.

Since the transactions are recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for credit losses is carried over to Simmons’ balance sheet. In addition, certain anticipated nonrecurring costs associated with the OKSB and First Texas acquisitions such as potential severance, professional fees, legal fees and conversion-related expenditures are not reflected in the pro forma statements of income and will be expensed as incurred.

While the recording of the acquired loans at their fair value will impact the prospective determination of the provision for credit losses and the allowance for credit losses, for purposes of the unaudited pro forma combined condensed consolidated statement of income for the nine-month period ended September 30, 2017 and for the year ended December 31, 2016, Simmons assumed no adjustments to the historical amount of OKSB’s and First Texas’ provision for credit losses. If such adjustments were estimated, there could be a significant change to the historical amounts of provision for credit losses presented.

The unaudited pro forma combined condensed consolidated statements of income are presented in two stages. The first stage presents the results of HCIC as combined with the historical results of Simmons and reflecting pro forma adjustments. The HCIC transaction closed effective May 15, 2017 and is not a significant acquisition under SEC rules and regulations and, while not required to be presented, is provided for information purposes only. The second stage presents the combined results of Simmons with HCIC, with the historical results and pro forma adjustments for OKSB and First Texas. These transactions combined are significant and were subject to shareholder approval. The OKSB and First Texas acquisitions were completed on October 19, 2017.

Note 2. Merger and Acquisition Integration Costs

The retail branch operations, commercial lending activities, mortgage banking operations, trust and investment services, along with all other operations of OKSB and First Texas will be integrated into Simmons Bank. The operation integration and the system conversion for First Texas are scheduled for the first quarter of 2018. The operation integration and the system conversion for OKSB are scheduled for the second quarter of 2018.

The specific details of the plan to integrate the operations of OKSB and First Texas will continue to be refined over the next several months, and will include assessing personnel, benefit plans, premises, equipment and service contracts to determine where we may take advantage of redundancies. Certain decisions arising from these assessments may involve involuntary termination of employees, vacating leased premises, changing information systems, canceling contracts with certain service providers, and selling or otherwise disposing of certain premises, furniture and equipment. Simmons also expects to incur merger-related costs including professional fees, legal fees, system conversion costs and costs related to communications with customers and others. To the extent there are costs associated with these actions, the costs will be recorded based on the nature of the cost and the timing of these integration actions.

Note 3. Estimated Annual Cost Savings

Simmons expects to realize cost savings and to generate revenue enhancements from the OKSB and First Texas acquisitions. Revenue enhancements are expected from an expansion of trust services, SBA lending activities, consumer finance products and credit card services to the larger footprint of Simmons. Cost savings for First Texas are projected at 32% of non-interest expense, and cost savings for OKSB are projected at 35% of non-interest expense. These cost savings and revenue enhancements are not reflected in the pro forma combined condensed consolidated financial statements and there can be no assurance they will be achieved in the amount or manner currently contemplated.

Note 4. Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated financial statements presented for OKSB and First Texas. All adjustments are based on current assumptions and valuations, which are subject to change. Unless otherwise noted, all adjustments are based on assumptions and valuations as of the merger agreement dates for the respective pending acquisitions and are subject to change.

(1)	Adjustment reflects the merger consideration expected to be paid for each acquisition. The merger consideration expected to be paid for the OKSB acquisition is $514.7 million, consisting of $419.8 million in Simmons common stock and $94.9 million in cash (based on Simmons’ closing common stock price of $57.90 per share on September 30, 2017, OKSB shares of common stock outstanding of 18,685,144 as of September 30, 2017, and the right to receive $5.08 and 0.3880 shares of Simmons common stock for each share of OKSB common stock, pursuant to the OKSB merger agreement). The merger consideration expected to be paid for First Texas is $446.4 million, consisting of $376.4 million in Simmons common stock and $70 million in cash (based on Simmons’ closing common stock price of $57.90 per share on September 30, 2017 and the right to receive 6,500,000 shares of Simmons common stock and $70 million, pursuant to the First Texas merger agreement).

(2)	Adjustment represents the estimated seller-incurred merger expenses, which are expected to be paid immediately prior to the merger closing date, and the related tax benefit. Estimated seller-incurred merger expenses are $9.7 million for OKSB and the related tax benefit is $3.8 million. Estimated seller-incurred merger expenses are $9.8 million for First Texas and the related tax benefit is $3.8 million.

Estimated Simmons’-incurred merger expenses primarily including severance, professional, legal and conversion related expenditures, are not reflected in the pro forma combined condensed consolidated balance sheet as these integrated costs will be expensed by Simmons as required by U.S. generally accepted accounting principles, or GAAP.

(3)	Purchase accounting adjustment to eliminate each target’s allowance for loan losses, which cannot be carried over in accordance with GAAP.

(4)	Adjustment reflects the necessary write down of the acquired loan portfolios, allocated to each target as described below.

OKSB: The total adjustment of $43.1 million is comprised of approximately $6.7 million of non-accretable credit adjustments and approximately $38.6 million of accretable yield adjustments, net of the purchase accounting adjustment to eliminate $2.2 million existing credit mark.

First Texas: The total adjustment of $37.8 million is comprised entirely of accretable yield adjustments.

(5)	Adjustment reflects the estimated fair value of acquired premises and equipment, including all branches, based on Simmons’ evaluation during due diligence. Adjustment is $5.5 million for OKSB and $10.1 million for First Texas.

(6)	Adjustment reflects the estimated fair value of foreclosed assets acquired from OKSB. First Texas held no foreclosed assets as of September 30, 2017.

(7)	Adjustment represents the excess of the consideration paid over the fair value of net assets acquired, net of the reversal of OKSB’s and First Texas’ previously recorded goodwill of $13.5 million and $37.2 million, respectively. See Note (1) for additional information regarding how the pro forma purchase price was calculated. The reconciliation of the pro forma purchase price to goodwill recorded can be summarized as follows:

	OKSB		First Texas
Fair value of common shares issued		$419,766		$376,350
Cash consideration		94,921		70,000
Total pro forma purchase price		$514,687		$446,350

Fair value of assets acquired:
Cash and cash equivalents	$87,458		$128,287
Investment securities	379,835		62,021
Loans held for sale	5,657		3,345
Net loans	1,981,821		2,224,073
Bank premise and equipment	26,792		34,986
OREO, net of valuation allowance	5,157		-
Interest receivable	7,072		6,143
Bank owned life insurance	28,661		7,181
Core deposit intangible	45,940		7,654
Other assets	56,138		29,224
Total assets	$2,624,531		$2,502,914
Fair value of liabilities assumed:
Deposits	$2,045,295		$1,872,906
Fed funds purchased and securities sold under agreements to repurchase	10,448		50,000
Other borrowings	203,000		329,950
Subordinated debentures	45,000		30,229
Other liabilities	19,281		10,281
Total liabilities	$2,323,024		$2,293,366
Net assets acquired		$301,507		$209,548
Preliminary pro forma goodwill		$213,180		$236,802

(8)	Purchase accounting adjustment to establish a core deposit intangible in recognition of the fair value of core deposits acquired. This intangible asset represents the value of the relationship that OKSB and First Texas has with their deposit customers as of the date of acquisition. The fair value was calculated using a discounted cash flow methodology that considered expected customer attrition rates, cost of the deposit base, and the net maintenance cost attributable to customer deposits. The total adjustment for OKSB of $40.2 million reflects a core deposit intangible asset of $42.1 million, net of the purchase accounting adjustment to eliminate $1.9 million existing core deposit intangible. The total adjustment for First Texas of $7.3 million is comprised entirely of the core deposit intangible asset.

(9)	Adjustment represents the estimated current and deferred income tax assets and liabilities recorded to reflect the differences in the carrying values of the acquired assets and assumed liabilities for financial reporting purposes and the cost basis for federal and state income tax purposes at Simmons’ then-effective combined federal and state income tax rate of 39.225%. OKSB is estimated to have a net deferred tax asset adjustment of ($6.1) million. First Texas is estimated to have a net deferred tax asset adjustment of $4.1 million.

(10)	Adjustment reflects the estimated fair value discount of OKSB’s and First Texas’ time deposits of $2.2 million and $283,000, respectively. These estimates are based on Simmons’ preliminary evaluation and are subject to revision as the goodwill evaluation period remains open. The fair value was estimated using a discounted cash flow methodology based on current market rates for similar remaining maturities.

(11)	Adjustment reflects a $75.0 million line of credit obtained by Simmons to pay down $60.0 million in outstanding debt for First Texas.

(12)	Adjustment reflects the Company’s estimate of the fair value of a reserve for unfunded commitments not previously recorded by First Texas. No adjustment is necessary for OKSB as the Company determined the existence of an adequate reserve during due diligence.

(13)	Purchase accounting adjustment to eliminate OKSB’s and First Texas’ previously existing equity accounts.

(14)	Upon completion of the mergers, Simmons evaluated each acquired loan portfolio to determine the preliminary credit and interest rate fair value adjustments. The accretable portion of the fair value adjustment will be accreted into earnings using the level yield method over the remaining maturity of the underlying loans. This adjustment represents the Company’s best estimate of the expected accretion that would have been recorded in 2016 and the first nine months of 2017 assuming the mergers closed on January 1, 2016. The amount and timing of the estimated accretion of this purchase accounting adjustment are subject to revision as the goodwill evaluation period remains open.

(15)	Adjustment reflects reversal of interest income on interest bearing balances due from banks for OKSB and First Texas due to consideration paid for each acquisition being derived from interest bearing balances due from banks.

(16)	The pro forma adjustment to reflect the estimated fair value of time deposits of OKSB and First Texas based on current interest rates for comparable deposits will be amortized as an addition to the cost of such time deposits over an estimated life of one year and three years, respectively.

(17)	The core deposit intangible for OKSB will be amortized over eleven years on a straight-line basis. The core deposit intangible for First Texas will be amortized over fifteen years on a straight-line basis. The annual amortization expense will be approximately $3.8 million and $489,000 for OKSB and First Texas, respectively.

(18)	Reflects the tax impact of the pro forma acquisition adjustments at Simmons’ then-effective combined federal and state income tax rate of 39.225%.

(19)	Pro forma weighted average common shares outstanding assumes 7,249,836 common shares issued for OKSB and 6,500,000 common shares issued for First Texas.

(a)	Simmons has evaluated the acquired portfolio to estimate the necessary credit and interest rate fair value adjustments. Subsequently, the accretable portion of the fair value adjustment will be accreted into earnings using the level yield method over the remaining maturity of the underlying loans. For purposes of the pro forma impact on the year ended December 31, 2016, the net discount accretion was calculated by summing monthly estimates of accretion/amortization on each loan portfolio, which was calculated based on the remaining maturity of each loan pool. The overall weighted average maturity of the loan portfolio is approximately 4.6 years. The 2016 pro forma accretion income projected for HCIC is $1.4 million. The estimated non-accretable yield portion of the net discount of approximately $956,000 will not be accreted into earnings.

(b)	The core deposit intangible will be amortized over fifteen years on a straight-line basis. The annual amortization expense will be approximately $523,000.

(c)	Reflects the tax impact of the pro forma acquisition adjustments at Simmons’ then-effective combined federal and state income tax rate of 39.225%.

(d)	Pro forma weighted average common shares outstanding assumes the actual stock issued at the close of the HCIC merger on May 15, 2017 of 799,970 shares of common stock was outstanding for the full period presented.